UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K/A

Amendment No. 1

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  May 31, 2011

Commission File No. 001-33399

______________

COMVERGE, INC.
(Exact name of registrant as specified in its charter)

______________

DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5390 Triangle Parkway, Suite 300
Norcross, Georgia 30092
(Address of Principal Executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (678) 392-4954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment”) on Form 8-K/A amends the current report on Form 8-K of Comverge, Inc. (the “Company”), as filed with the Securities and Exchange Commission (the “Commission”) on June 6, 2011 (“Form 8-K”).

The Amendment is being filed to correct an error in the description of Mr. Mathieson’s employment at Honeywell, Inc. in Item 5.02 of the Form 8-K.  The correct statement is as follows:  Before joining the Brady Corporation, Mr. Mathieson worked at Honeywell for 20 years with his last position as CFO of Honeywell Europe, Middle East and Africa.

Except for the foregoing, this Amendment does not amend the Form 8-K in any way and does not modify or update any other disclosures contained in the Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:  /s/ R. Blake Young
Name: R. Blake Young
Title:   President and Chief Executive Officer

Dated:   June 7, 2011